Exhibit 10.1

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Termination Agreement”), dated May 3, 2013, is made by and among ING Bank N.V., London Branch (“ING Bank”) and Security Life of Denver International Limited (“SLDI”) (each a “Party” and collectively, the “Parties”) and relates to that certain Credit Agreement, dated as of December 31, 2011 by and between ING Bank, SLDI and the Various Financial Institutions From Time to Time Party thereto (the “Credit Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement.

WHEREAS, in connection with the execution and delivery of the Credit Agreement and the issuance of Letters of Credit thereunder, SLDI executed and delivered a Promissory Note (the “Promissory Note”) in favor of ING Bank to cover the amount of loans, if any, that may arise as a result of ING USA Annuity and Life Insurance Company (“ING USA”) drawing on the Letters of Credit;

WHEREAS, subject to the terms and conditions set forth in this Termination Agreement, the Parties now desire to terminate in all respects the Credit Agreement.

NOW, THEREFORE, the Parties agree for good and valuable consideration as follows:

1.	Termination of Credit Agreement. Subject to (a) the receipt by ING Bank of all outstanding Letters of Credit for cancellation (or confirmation of such receipt in the case of confirmed Letters of Credit) and (b) the receipt of payment in full without deduction, counterclaim or set-off from SLDI of (w) all Letter of Credit Fees payable by SLDI that are accrued and unpaid as of the date each Letter of Credit is received for cancellation, (x) ING Bank’s reasonable costs and expenses, including Attorney Costs, incurred in connection with the negotiation and execution hereof and the transactions contemplated hereby, (y) the amount of any unpaid Reimbursement Obligations as of the date of payment, and (z) the amount of outstanding Loans, if any, including any accrued and unpaid interest thereon through the date of payment (collectively, the matters described in (a) and (b) being referred to as the “Termination Conditions”), (i) all obligations under the Credit Documents shall automatically terminate in all respects and shall be of no further force and effect, and (ii) neither ING Bank nor SLDI shall have any liabilities or obligations under the Credit Documents, and each of them shall be forever released and discharged in all respects from any and all obligations, under or with respect to the Credit Documents. Upon termination of the Credit Documents and cancellation of the Promissory Note (as set forth in paragraph 2 below), ING Bank shall promptly deliver to SLDI the acknowledgement letter attached hereto as Exhibit A.

2.	Cancellation of Promissory Note. Subject to satisfaction of the Termination Conditions, ING Bank shall promptly cancel the Promissory Note and deliver the canceled Promissory Note to SLDI. Upon such cancellation, (a) the Promissory Note shall be no longer issued and outstanding and shall be of no further force and effect, (b) ING Bank shall have no rights or obligations under the Promissory Note and SLDI shall have no further liabilities or obligations under the Promissory Note and (c) each of ING Bank and SLDI shall be forever released and discharged in all respects from any and all liabilities and obligations, under or with respect to the Promissory Note.

3.	Counterparts. This Termination Agreement may be executed in any number of counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

4.	Representations and Authority. Each of the Parties expressly represents and warrants that:

a.	the execution, delivery and performance of this Termination Agreement by it is within its corporate powers and is fully authorized by all necessary corporate action;

b.	the Person executing this Termination Agreement on its behalf has the necessary and appropriate authority to do so;

c.	there are no pending agreements, transactions or negotiations to which it is a party that prohibit the execution, delivery or performance of this Termination Agreement or would render this Termination Agreement or any part thereof void, voidable or unenforceable; and that none of the claims being released pursuant to this Termination Agreement have been previously assigned or transferred in any way to any Person; and

d.	it has entered into this Termination Agreement based upon its respective independent assessment of its rights and obligations under the Credit Agreement or the Master Agreement and Confirmation, as applicable, and, except for the representations made in this Termination Agreement, not based upon any representations made by any other Party.

5.	Binding Effect. This Termination Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. This Termination Agreement is solely for the benefit of the Parties and is not intended to confer upon any third party any rights or benefits. This Termination Agreement shall be effective immediately upon execution by each Party hereto.

6.	Governing Law. This Termination Agreement shall be construed in accordance with and governed by the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

7.

Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE APPLICANT AND EACH ISSUER

PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE APPLICANT AND EACH ISSUER PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE APPLICANT AND EACH ISSUER PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY NEW YORK OR FEDERAL LAW.

8.	WAIVER OF JURY TRIAL. THE APPLICANT AND EACH ISSUER PARTY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY HERETO, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE APPLICANT AND EACH ISSUER PARTY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

9.	Further Assurances. Each Party shall execute and deliver to each of the other Parties such instruments and other documents as such other Party may reasonably request or as may otherwise be necessary or useful in effecting the termination of the Credit Agreement, the and the cancelation of the Promissory Note.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Termination Agreement to be executed on the day and year first above written.

ING BANK N.V., LONDON BRANCH

By:	/s/ P.N.A. Galpin
Name:	P.N.A. Galpin
Title:	Director

By:	/s/ Mer Sharman
Name:	Mer Sharman
Title:	Managing Director

SECURITY LIFE OF DENVER INTERNATIONAL LIMITED

By:	/s/ Angus Hyslop
Name:	Angus Hyslop
Title:	President

EXHIBIT A

Acknowledgement Letter

May [XX], 2013

David S. Pendergrass, Vice President

Security Life of Denver International Limited

5780 Powers Ferry Road

Atlanta, GA 30327

Dear Mr. Pendergrass:

We refer to (i) the U.S.$1,500,000,000 Credit Agreement dated as of December 30, 2011 among Security Life of Denver International Limited (“SLDI”), ING Bank N.V., London Branch (“ING Bank”) and the Various Financial Institutions From Time to Time Party thereto (the “Credit Agreement”) and (ii) the Promissory Note dated as of December 30,2011 issued by SLDI in favor or ING Bank (the “Promissory Note” and together with the Credit Agreement collectively, the “Transaction Agreements”). Capitalized terms used but not otherwise defined in this letter will have the meaning specified in the Credit Agreement.

In accordance with the terms of the Credit Agreement, each of the outstanding Letters of Credit were duly surrendered by the Beneficiary and have been cancelled, and the amount of $[XX] representing (a) accrued but unpaid Letter of Credit Fees through the date of surrender of each Letter of Credit determined pursuant to the terms of the Credit Agreement, (b) reasonable costs and expenses, including Attorney Costs, incurred in connection with the negotiation and execution of the Termination Agreement between SLDI and ING Bank and the transactions contemplated thereby, (c) the amount of any unpaid Reimbursement Obligations as of the date of payment and (d) the amount of outstanding Loans, if any, including any accrued and unpaid interest thereon through the date of payment has been paid by SLDI (the sufficiency and receipt of which by ING Bank is hereby confirmed).

In keeping with the foregoing, ING Bank hereby confirms, as of the date of this letter, that the Transaction Agreements and the Credit Documents have been terminated in all respects.

Sincerely,

ING BANK N.V., LONDON BRANCH

By:
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